                                                                   EXHIBIT 10(h)

                            SPLIT-DOLLAR AGREEMENT
                            ----------------------

     THIS AGREEMENT made and entered into as of this 1st day of April, 2000, by and between Washington Real Estate Investment Trust, with principal offices and place of business in the State of Maryland (hereinafter referred to as the "Employer"), and [Writ Officers] an individual residing at [Home Address] (hereinafter referred to as the "Employee"),

     WITNESSETH THAT:

     WHEREAS, the Employee is employed by the Employer; and

     WHEREAS, the Employee wishes to provide life insurance protection for his family in the event of his death, under a policy of life insurance insuring his life (hereinafter referred to as the "Policy"), which is described in Exhibit A attached hereto and by this reference made a part hereof, and which is being issued by Pacific Life Insurance Company (hereinafter referred to as the "Insurer"); and

     WHEREAS, the Employer is willing to pay the premiums due on the Policy as an additional employment benefit for the Employee, on the terms and conditions hereinafter set forth; and

     WHEREAS, the Employee is the owner of the Policy and, as such, possesses all incidents of ownership in and to the Policy; and

     WHEREAS, the Employer wishes to have the Policy collaterally assigned to it by the Employee, in order to secure the repayment of the amounts which it will pay toward the premiums on the Policy;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein, the parties hereto agree as follows:

     1.   Purchase of Policy. The Employee has purchased or will
          ------------------
contemporaneously purchase the Policy from the Insurer which has a Face Amount of Insurance (as such term is defined in the Policy) of $2,600,000 and Increasing Death Benefit Option (as such term is defined in the Policy). The parties hereto have taken all necessary action to cause the Insurer to issue the Policy, and shall take any further action which may be necessary to cause the Policy to conform to the provisions of this Agreement. The parties hereto agree that the Policy shall be subject to the terms and conditions of this Agreement and of the collateral assignment filed with the Insurer relating to the Policy.

     2.   Ownership of Policy. The Employee shall be the sole and absolute
          -------------------
owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, including, but not limited to, the right to elect and to change the Death Benefit Option and the Face Amount of Insurance, except as may otherwise be provided in Sections 4 and 5.

     3.   Payment of Premiums. On or before the Anniversary Date of the Policy
          -------------------
(as defined therein), or within the grace period provided therein, the Employer shall pay the full amount of the Planned Periodic Premium (as such term is defined in the Policy) to the Insurer, and shall, upon request, promptly furnish the Employee evidence of timely payment of such premium. Except with the consent of the Employee, the Employer shall not pay less than the Planned Periodic Premium, but it may, in its discretion, at any time and from time to time, subject to acceptance of such amount by the Insurer, pay more than such Planned Periodic Premium or make other premium payments on the Policy. The Employer shall annually furnish the Employee a statement of the amount of income reportable by the Employee for federal and state income tax purposes as a result of the insurance protection provided the Employee's Policy beneficiary.

     4.   Employer's Rights in Policy.
          ---------------------------

          a.   Collateral Assignment. To secure the repayment to the Employer
               ---------------------
of the amount of the premiums on the Policy paid by it hereunder, the Employee has, contemporaneously herewith, assigned the Policy to the Employer as collateral, under the form used by the Insurer for such assignments. The collateral assignment of the Policy to the Employer hereunder shall not be terminated, altered or amended by the Employee, without the express written consent of the Employer. The parties hereto agree to take all action necessary to cause such collateral assignment to conform to the provisions of this Agreement.

          b.   Employer to Direct Policy Account. Notwithstanding any provision
               ---------------------------------
hereof to the contrary, the Employer shall have the sole authority to direct the manner in which the Policy Account established pursuant to the terms of the Policy shall be allocated among the various sub accounts from time to time available under the Policy and to change such allocation from time to time, as provided for in the Policy.

     5.   Limitations on Employee's Rights in Policy.
          ------------------------------------------

          a. Except as otherwise provided herein, the Employee shall not sell, assign, transfer, borrow against or withdraw from the cash surrender value of the Policy, surrender or cancel the Policy, change the beneficiary designation provision thereof, decrease the Face Amount of Insurance, nor change the Death Benefit Option provisions thereof without, in any such case, the express written consent of the Employer.

          b. Notwithstanding any provision hereof to the contrary, the Employee shall have the right to absolutely and irrevocably give to a donee all of his right, title and interest in and to the Policy, subject to the collateral assignment of the Policy to the Employer pursuant hereto. The Employee may exercise this right by executing a written transfer of ownership in the form used by the Insurer for irrevocable gifts of insurance policies, and delivering this form to the

Employer. Upon receipt of such form, executed by the Employee and duly accepted by the donee thereof, the Employer shall consent thereto in writing, and shall thereafter treat the Employee's donee as the sole owner of all of the Employee's right, title and interest in and to the Policy, subject to this Agreement and the collateral assignment of the Policy to the Employer pursuant hereto. Thereafter, the Employee shall have no right, title or interest in and to the Policy, all such rights being vested in and exercisable only by such donee.

     6.   Collection of Death Proceeds.
          ----------------------------

          a. Upon the death of the Employee, the Employer shall cooperate with the beneficiary or beneficiaries designated by the Employee to take whatever action is necessary to collect the death benefit provided under the Policy; when such benefit has been collected and paid as provided herein, this Agreement shall thereupon terminate.

          b. Upon the death of the Employee, the Employer shall have the unqualified right to receive a portion of such insurance benefits equal to the total amount of the premiums paid by it hereunder, reduced by any outstanding indebtedness which was incurred by the Employer and secured by the Policy, including any interest due on such indebtedness (the "Employer's Policy Interest"). The balance of the insurance benefits provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Employee, in the manner and in the amount or amounts provided in the beneficiary designation provision of the Policy. In no event shall the amount payable to the Employer hereunder exceed the insurance benefits payable at the death of the Employee. No amount shall be paid from such insurance benefits to the beneficiary or beneficiaries designated by the Employee until the full amount due the Employer hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

          c. Notwithstanding any provision hereof to the contrary, in the event that, for any reason whatsoever, no death benefit is payable under the Policy upon the death of the Employee and in lieu thereof the Insurer refunds all or any part of the premiums paid for the Policy, the Employer and the Employee's beneficiary or beneficiaries shall have the unqualified right to share such premiums based on their respective cumulative contributions thereto.

     7.   Termination of the Agreement During the Emoloyee's Lifetime.
          -----------------------------------------------------------

          a.   Termination Event. This Agreement shall terminate, during the
               -----------------
Employee's lifetime, without notice, upon the termination of Employee's employment by the Employer (other than by reason of his death).

          b.   Disposition of the Policy. Upon termination of the Agreement,
               -------------------------
the Employee shall have the option of obtaining a release of the collateral assignment of the Policy insuring his or her life by paying to the Employer an amount equal to the Employer's Policy Interest. If the Employee fails to exercise such option within sixty (60) days of termination of the Agreement, the Employer shall recover the Employer's Policy Interest from the Policy by exercising such of the powers given to the Employer under the collateral assignment of the Policy, including but not limited to the power to borrow against or withdraw from the cash surrender value of the Policy, as the Employer, in its sole discretion, deems appropriate. After the Employer has recovered the Employer's Policy Interest, the Employer shall release the collateral assignment of the Policy, by the execution and delivery of an appropriate instrument of release.

     8.   Insurer Not a Party. The Insurer shall be fully discharged from its
          -------------------
obligations under the Policy by payment of the insurance benefits to the beneficiary or beneficiaries named in the Policy, subject to the terms and conditions of the Policy. In no event shall the Insurer be considered a party to this Agreement, or any modification or amendment hereof. No provision of this Agreement, nor of any modification or amendment hereof, shall in any way be construed as enlarging, changing, varying, or in any other way affecting the obligations of the Insurer as expressly provided in the Policy, except insofar as the provisions hereof are made a part of the Policy by the collateral assignment executed by the Employee and filed with the Insurer in connection herewith.

     9.   Named Fiduciary, Determination of Benefits, Claims Procedure and
          ----------------------------------------------------------------
Administration.
--------------

          a. The Employer is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement.

          b.   (1)  Claim.

                    A person who believes that he or she is being denied a benefit to which he or she is entitled under this Agreement (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Employer, setting forth his or her claim. The request must be addressed to the President of the Employer at its then principal place of business.

               (2)  Claim Decision.

                    Upon receipt of a claim, the Employer shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Employer may, however, extend the reply period for an additional ninety (90) days for reasonable cause.

                    If the claim is denied in whole or in part, the Employer shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth: (a) the specific reason or reasons for such denial; (b) the specific reference to pertinent provisions of this Agreement on which such denial is based; (c) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary; (d) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (e) the time limits for requesting a review under subsection (3) and for review under subsection (4) hereof.

                (3) Request for Review.

                    With sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary of the Employer review the determination of the Employer. Such request must be addressed to the Secretary of the Employer, at its then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Employer. If the Claimant does not request a review of the Employer's determination by the Secretary of the Employer within such sixty (60) day period, he or she shall be barred and estopped from challenging the Employer's determination.

               (4)  Review of Decision.

                    Within sixty (60) days after the Secretary's receipt of a request for review, he or she will review the Employer's determination. After considering all materials presented by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Agreement on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the

Secretary will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

     10.  Amendment. This Agreement may not be amended, altered or modified,
          ---------
except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     11.  Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of the Employer and its successors and assigns, and the Employee, his successors, assigns, heirs, executors, administrators and beneficiaries.

     12.  Notice. Any notice, consent or demand required or permitted to be
          ------
given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Employer. The date of such mailing shall be deemed the date of notice, consent or demand.

     13.  Governing Law. This Agreement, and the rights of the parties
          -------------
hereunder, shall be governed by and construed in accordance with the laws of the State of Maryland.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.



                                    Washington Real Estate Investment Trust

                                    By /s/ Edmund B. Cronin, Jr.
                                       ------------------------------------
                                           Title  Pres/CEO
                                                 ---------------

                                                    "Employer"



                                      /s/
                                      -------------------------------------

                                                    "Employee"